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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): October 15, 2001

           Lehman ABS Corporation on behalf of
                  CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-12 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-27 TRUST


                  -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-1
Supplement dated February 1, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-2
Supplement dated January 22, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-3
Supplement dated January 25, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-4
Supplement dated January 29, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-5
Supplement dated February 2, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-6
Supplement dated March 1, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-7
Supplement dated March 2, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-8
Supplement dated March 8, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-9
Supplement dated March 14, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-10
Supplement dated March 22, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-11
Supplement dated March 28, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-12
Supplement dated April 3, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-14
Supplement dated April 10, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-15
Supplement dated April 30, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-16
Supplement dated May 1, 2001                            Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-17
Supplement dated May 2, 2001                            Trust
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-18
Supplement dated May 8, 2001                            Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-19
Supplement dated May 11, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-20
Supplement dated May 22, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-21
Supplement dated May 24, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-22
Supplement dated May 24, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-23
Supplement dated June 1, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-24
Supplement dated June 8, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-25
Supplement dated June 14, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-26
Supplement dated June 21, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-27
Supplement dated June 28, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-28
Supplement dated July 24, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-29
Supplement dated July 26, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-30
Supplement dated July 27, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-31
Supplement dated July 31, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-32
Supplement dated August 29, 2001                        Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-33
Supplement dated September 5, 2001                      Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-34
Supplement dated September 6, 2001                      Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-35
Supplement dated September 21,2001                      Trust
------------------------------------------------------- -----------------------------------------------------


          Delaware                       333-32105-03            13-3447441
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


U.S. Bank Trust National Association, as Trustee
100 Wall Street, Suite 1600
New York, New York                                                 10005
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 361-2215

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)


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


Item 5. OTHER EVENTS

On October 15, 2001, distributions were made to the Holders of the Corporate-Backed Trust Certificates, Series 2001-12 and Series 2001-27 (the "Certificate Holders"). Specific information with respect to the distributions is filed as
Exhibit 1 and 2 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits were filed as part of this report:

     1 Trustee's Distribution Statement to the Series 2001-12 Certificate Holders for the period ending October 15, 2001.

     2 Trustee's Distribution Statement to the Series 2001-27 Certificate Holders for the period ending October 15, 2001.



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 30, 2001



                                         Lehman ABS Corporation


                                         By: /s/  Rene Canezin
                                                  ----------------
                                         Name:    Rene Canezin
                                         Title:   Senior Vice President


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


                                  EXHIBIT INDEX


 Exhibit
  Number  Description
  ------  -----------

     1 Trustee's Distribution Statement to the Series 2001-12 Certificate Holders for the period ending October 15, 2001.

     2 Trustee's Distribution Statement to the Series 2001-27 Certificate Holders for the period ending October 15, 2001.

                                       5